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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 30, 1997



      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-1
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             (Exact name of registrant as specified in its charter)





                      New York                                  333-08687                        13-3925682
--------------------------------------------------      ----------------------      ----------------------------------
          (State or Other Jurisdiction of                  (Commission File                  (I.R.S. Employer
                   Incorporation)                                Number)                    Identification No.)



            c/o The Chase Manhattan Bank
                450 West 33rd Street
                 New York, New York                                                                10001
--------------------------------------------------                                  ----------------------------------

      (Address of Principal Executive Offices)                                                   (Zip Code)



        Registrant's telephone number, including area code (212) 946-8600
                                                           -----------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



Item 2.  Acquisition or Disposition of Assets
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Description of the Conveyance of Subsequent Mortgage Loans

         On April 30, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-1 (the "Trust") acquired $48,151,202.70 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of March 1, 1997, between AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation, Long Beach Mortgage Company and Advanta Mortgage Corp. USA, as Servicers and The Bank of New York, in its capacity as Trustee and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser, dated April 30, 1997. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated July 28, 1996 and the Prospectus Supplement dated March 14, 1997, filed pursuant to Rule 424(b)(5) of the Act on March 26, 1997. The Schedules of Subsequent Mortgage Loans are attached to the Subsequent Transfer Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         10.1 Subsequent Transfer Agreement dated as of April 30, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-1 as the Purchaser.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    By:      AMRESCO Residential Securities Corporation, as
                             Depositor



                    By:      /s/Ronald B. Kirkland
                             -------------------------------------------
                             Name:    Ronald B. Kirkland
                             Title:   Vice President and Chief Accounting
                                      Officer

Dated:   May 12, 1997